Exhibit 99

                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Conolog Corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

      The Quarterly Report on Form 10-QSB for the quarter ended April 30, 2003 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 13, 2003                        /s/ Robert Benou
                                            ------------------------------------
                                            Name: Robert Benou
                                            Title:  Chief Executive Officer



Dated: June 13, 2003                        /s/ Marc Benou
                                            ------------------------------------
                                            Name: Marc Benou
                                            Title:  Chief Financial Officer

      The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 10-QSB or as a separate disclosure document.

      (A signed original of this written statement required by Section 906 has been provided to Conolog Corporation and will be furnished to the Securities and Exchange Commission or its staff upon request.)